EXHIBIT 1

         The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Series L American Depositary Shares of Consorcio G Grupo Dina, S.A. de C.V. is filed on behalf of each of us.

                                         /S/ PHILLIP FROST, M.D.
                                         ---------------------------------------
Date: October 20, 1997                   Phillip Frost, M.D.

                                         FROST-NEVADA, LIMITED
                                         PARTNERSHIP

                                         *
                                         ---------------------------------------
Date: October 20, 1997                   Neil Flanzraich
                                         President of Frost-Nevada Corporation,
                                         General Partner

                                         FROST-NEVADA CORPORATION

                                         *
                                         ---------------------------------------
Date: October 20, 1997                   Neil Flanzraich
                                         President

*By/S/ PHILLIP FROST, M.D.
   -------------------------------------
         Phillip Frost, M.D.
         (Attorney-in-fact pursuant
          to Power of Attorney)